Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
November 30, 2000



Expected B Maturity 4/15/2008


Blended Coupon 6.9313%


Excess Protection Level
3 Month Average   6.11%
November, 2000   6.39%
October, 2000   6.18%
September, 2000   5.75%


Cash Yield19.77%


Investor Charge Offs 4.46%


Base Rate 8.93%


Over 30 Day Delinquency 5.24%


Seller's Interest11.84%


Total Payment Rate13.77%


Total Principal Balance$56,372,819,075.31


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$6,672,128,513.82